Investor Presentation April 2026 Indivior, Powering Recovery, Renewing Hope. Exhibit 99.3

INVESTOR PRESENTATION | APRIL 2026 This presentation contains certain statements that are forward-looking. Forward-looking statements include, among other things, express and implied statements regarding: expected future acceleration in the growth of adjusted EBITDA and cash flow; expected acceleration of SUBLOCADE U.S. dispense unit and net revenue growth in 2026; the Company’s financial guidance for 2026, including total net revenue, SUBLOCADE® net revenue, non-GAAP operating expenses, adjusted EBITDA, and cash flow from operations; planned initiatives to accelerate SUBLOCADE growth; our expectation that we can grow and accelerate SUBLOCADE net revenue, generate immediate accretion from profitability and cash flow growth exceeding revenue growth, and leverage strengthened financial profile to acquire next growth drivers; expectations of increased LAI usage; expected future operating expense savings; potential deployment of capital to create long-term value for shareholders, including share repurchases and business development opportunities; and other statements containing the words "believe," "anticipate," "plan," "expect," "intend," "estimate," "forecast," “strategy,” “target,” “guidance,” “outlook,” “potential,” "project," "priority," "may," "will," "should," "would," "could," "can," the negatives thereof, and variations thereon and similar expressions. By their nature, forward-looking statements involve risks and uncertainties as they relate to events or circumstances that may or may not occur in the future. Actual results may differ materially from those expressed or implied in these forward-looking statements due to a number of factors, including: lower than expected future sales of our products; greater than expected impacts from competition; unanticipated costs including the effects of potential tariffs and potential retaliatory tariffs; whether we are able to identify efficiencies and fund additional investments that we expect to generate increased revenue, and the timing of such actions; market acceptance of long-acting injectables; cash available for share repurchases in the future, and the market price of our common stock in the future; our ability to identify accretive investment opportunities, to negotiate with third parties to acquire such assets, and our ability to efficiently manage such assets and execute upon opportunities; and the results of pending and future clinical trials, and the decisions of relevant regulators. For additional information about some of the risks and important factors that could affect our future results and financial condition, see "Risk Factors" in our Annual Report on Form 10-K filed February 26, 2026, and in our other filings with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date that they are made and should be regarded solely as our current plans, estimates and beliefs. Except as required by law, we do not undertake and specifically decline any obligation to update, republish or revise forward-looking statements to reflect future events or circumstances or to reflect the occurrences of unanticipated events. IMPORTANT CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

LONGSTANDING LEADERSHIP IN THE TREATMENT OF OPIOID USE DISORDER >25 Years of leadership in OUD treatment Long history of helping people achieve long-term recovery from opioid use disorder (OUD) through accessible, science-driven care >500K Patients Prescribed SUBLOCADE® SUBLOCADE is a durable growth driver and is the #1 prescribed, first-in-class, monthly subcutaneous long-acting injectable (LAI) medication for the treatment of moderate to severe OUD >$1.2B Net revenue expected in 20261 Strong financial position and poised to accelerate SUBLOCADE and grow adjusted EBITDA and cash flow at a faster rate INVESTOR PRESENTATION | APRIL 2026 1. Based on financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on April 30, 2026.

EXECUTING THE INDIVIOR ACTION AGENDA AND ENTERING 2026 AS A FOCUSED, SIMPLIFIED AND STRONGER INDIVIOR New operating model in place to drive significant bottom-line growth and cash flow generation Improved financial profile and strength enables capital allocation optionality INVESTOR PRESENTATION | APRIL 2026 Sharpened focus on highest growth opportunity – U.S. SUBLOCADE

THE INDIVIOR ACTION AGENDA I II III Grow U.S. SUBLOCADE net revenue Simplify the organization and establish “go-forward” operating model Determine actions and investments necessary to expand LAI penetration in U.S. BMAT category to accelerate U.S. SUBLOCADE net revenue Accelerate U.S. SUBLOCADE dispense unit and net revenue throughout 2026 Immediately accelerate adjusted EBITDA and cash flow at a faster rate  Phase II – Accelerate (Began Jan. 2026) Leverage strengthened financial profile to acquire next growth drivers Phase III – Breakout (H2’26 – Beyond) Phase I – Generate Momentum (Completed) LAI: long-acting injectable. BMAT: buprenorphine medication assisted treatment. INVESTOR PRESENTATION | APRIL 2026

Q1 2026 BUSINESS PERFORMANCE HIGHLIGHTS SUBLOCADE Net Revenue Total Net Revenue Adjusted EBITDA1 Executing Capital Deployment Strategy Increased financial flexibility and improved debt terms with issuance of $500m convertible senior notes Opportunistically returned value to shareholders through $125m of share repurchases; $275m remaining under current $400m authorization Raising Full-Year 2026 Financial Guidance +32% +19% +112% Adjusted EBITDA margin2 INVESTOR PRESENTATION | APRIL 2026 1. Adjusted EBITDA is a non-GAAP financial measure. Net income for Q1 2026 and Q1 2025 was $89m and $47m, respectively. See Appendix for the reconciliation to the most comparable GAAP measure. 2. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Total Net Revenue.

ENTERED PHASE II – ACCELERATE – ON JANUARY 1, 2026 Accelerate U.S. SUBLOCADE +13% Non-GAAP operating expenses will not exceed $450m; ~$340m in cash flow from operations expected in 20262 Total SUBLOCADE Net Revenue Adjusted EBITDA3 Expect mid-teens dispense unit growth in 2026 from 7% in 2025 Immediately Accelerate Adjusted EBITDA and Cash Generation at a Faster Rate than Net Revenue On Track to Enter Phase III – Breakout – in H2 2026 +50% Adjusted EBITDA margin4 INVESTOR PRESENTATION | APRIL 2026 1. Based on financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on April 30, 2026. 2. Excludes cash flows from investing and financing activities. 3. Adjusted EBITDA is a non-GAAP financial measure. Net income for 2025 was $210m. See non-GAAP Financial Measures in the Appendix for reconciliation to the most comparable GAAP measures. For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See Appendix for details. 4. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Total Net Revenue.

Guidance1 (4/30/2026) YoY Change2 Total Net Revenue $1,215m - $1,285m +1% SUBLOCADE Net Revenue $950m - $990m +13% Non-GAAP Operating Expenses3 $430m - $450m -29% Adjusted EBITDA3 $620m - $660m +50% 1. As of April 30, 2026, before exceptional items and assuming no material change in key FX rates vs. FY 2025 average rates. Financial data provided by Indivior in its press release on Form 8-K filed with the SEC on April 30, 2026. 2. Represents the midpoint of 2026 guidance ranges compared to 2025 actuals. 3. For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See Appendix for details. 2026 FINANCIAL GUIDANCE INVESTOR PRESENTATION | APRIL 2026

SUBLOCADE®

SIGNIFICANT OPPORTUNITY TO INCREASE USE OF LAI BUPRENORPHINE MEDICATIONS IN THE TREATMENT OF OUD

7.8m[1]

Misuse opioids in U.S.
(Total Addressable Market)

4.8m[1]

OUD diagnosed in U.S.
(Service Addressable Market)

2.0m[2]

Received Buprenorphine Medication Assisted Treatment (BMAT)



2.0m[2]
BMAT

~8.5%[3]

Current LAI usage in BMAT population allows for significant potential expansion

20-30%[4]

HCPs expect LAI usage to increase to 20-30% of the BMAT population

1. *Substance Abuse and Mental Health Services Administration. (2025). Key substance use and mental health indicators in the United States: Results from the 2024 National Survey on Drug Use and Health (HHS Publication No. PEP25-07-007, NSDUH Series H-60). Center for Behavioral Health Statistics and Quality, Substance Abuse and Mental Health Services Administration.* https://www.samhsa.gov/data/data-we-collect/nsduh-national-survey-drug-use-and-health/national-releases 2. Symphony Health Patient Tracker Summary – 12 months ending December 2024. 3. Estimated LAI usage of BMAT population during Q1'26. 4. HCP Survey conducted Q3 2024. N=400 HCP and patients combined in qual. and quant.

INDIVIOR

INVESTOR PRESENTATION | JANUARY 2026

10

#1 prescribed LAI in the U.S. Prescribed for >500K U.S. patients since launch in 2018 The only once-monthly LAI with rapid initiation on day 1 Significant IP with 12 orange-book listed patents to 2031-20381; pursuing 6 additional U.S. patent applications with potential expirations from 2035-2044 SUBLOCADE: A DURABLE GROWTH ASSET WITH IP PROTECTION TO 2031-2038 SUBLOCADE NET REVENUE +24% CAGR 1. Patent expiring in 2038 is for 300mg/1.5ML dose - 11 other orange book patents expire 2031-2035. 2. Represents trailing-twelve months (TTM) of estimated patients in treatment. 3. Based on financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on April 30, 2026. TTM SUBLOCADE PATIENTS2 INVESTOR PRESENTATION | APRIL 2026

STRONG FUNDAMENTALS POSITION SUBLOCADE FOR GROWTH

BROAD PAYOR ACCESS FOR SUBLOCADE


~88%

Coverage in Medicaid and Commercial

- Simple single prior authorization (PA)
- PA is label aligned
- 95% of people in the SUBLOCADE copay program pay $0

HIGH INTENT TO PRESCRIBE[1]

74% of HCPs consider SUBLOCADE to be appropriate for patients with severe OUD

83% of HCPs consider SUBLOCADE to be appropriate for patients burdened by daily drug-taking

HCPs prescribing SUBLOCADE report that they will prescribe to **30%** more patients over the next 18 months

GROWING SUBLOCADE PRESCRIBER BASE[2]


3,400
4,900
6,700
7,900
9,100
9,300
2021
2022
2023
2024
2025
Q1'26

PRESCRIBING DEPTH IMPROVING: HCPS WITH 5+ SUBLOCADE PATIENTS[2]


1,200
2,000
2,800
3,100
3,600
3,700
2021
2022
2023
2024
2025
Q1'26

INDIVIOR

1. Indivior Internal Marketing – Q3 2025 Healthcare Practitioner ATU study. 2. Active count of prescribing HCPs in the last 3 months of each year/period; excludes delisted and Specialty HCPs.

INVESTOR PRESENTATION | APRIL 2026 12

SUSTAINED INITIATIVES TO ACCELERATE SUBLOCADE GROWTH STARTED IN H2’25 Unlocking Access Through Policy Leadership Advance state and federal policies that support durable access to increase long-term adoption of LAIs Activate advocates to accelerate access, reduce system barriers and increase awareness Expanding Patient Awareness and Engagement Increase patient awareness of SUBLOCADE and LAI category Launched DTC Campaign ("Move Forward in Recovery") in October 2025 Improving Commercial Execution Strengthen field force messaging and productivity Improve commercial channel dispense yield Drive awareness of updated label and unique rapid initiation INVESTOR PRESENTATION | APRIL 2026

SUBLOCADE ON TRACK TO ACCELERATE IN 2026 DRIVEN BY IMPROVED COMMERCIAL EXECUTION AND PATIENT ACTIVTION

Strong SUBLOCADE Dispense Growth[1]



+20%
YoY
+1%
QoQ
151,900
181,100
182,600
Q1'25
Q4'25
Q1'26

Improving Commercial Execution[2]

~9% of new patients receiving accelerated second dose exiting Q1'26

23% of active HCPs have begun prescribing an accelerated second dose

5 executed agreements with specialty pharmacy partners that are expected to improve commercial dispense yields

Progress on DTC Campaign[2]

1.2K+ CRM enrollments per month in Q1'26

30K+ people utilized the FASTP physician locator in Q1'26

90% share of voice with core search words

>500K U.S. patients prescribed SUBLOCADE since launch

+29% Growth in new patient starts in Q1'26 vs. Q1'25

76% SUBLOCADE share of U.S. LAI category

INDIVIOR

[1] Total number of dispenses (new and refill) within the quarter (Indivior analytics).
[2] Indivior analytics.
FASTP: Find a SUBLOCADE Treatment Provider.
CRM: Customer Relationship Management.

INVESTOR PRESENTATION | APRIL 2026 14

Financials

Adjusted EBITDA margin3 EXECUTION AGAINST THE INDIVIOR ACTION AGENDA DRIVES STRONG FINANCIAL PERFORMANCE GROWING SUBLOCADE NET REVENUE EXPANDING ADJUSTED EBITDA MARGIN2 +13% +50% 1. Based on financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on April 30, 2026. 2. Adjusted EBITDA is a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix for reconciliation. For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See Appendix for details. 3. Adjusted EBITDA margin is adjusted EBITDA divided by total revenue. INVESTOR PRESENTATION | APRIL 2026

Simplification Actions Completed in 2025 to Generate Savings 1. For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See Appendix for details. 2. Represents 2026 guidance range provided by Indivior in its press release on Form 8-K filed with the SEC on April 30, 2026. YoY percent change is calculated based on the midpoint of the guidance range. Completed LSE delisting Restructured R&D and Medical Affairs organizations Optimized the Rest of World business BOTTOM-LINE EXPANSION DRIVEN BY SIMPLIFIED OPERATING MODEL Consolidated operating footprint Discontinued sales and marketing support of OPVEE Completed redomiciliation from the U.K. to the U.S. Non-GAAP operating expenses will not exceed $450m in 20261 -5% -29% INVESTOR PRESENTATION | APRIL 2026

2026 CAPITAL DEPLOYMENT STRATEGY

$201m in cash and investments as of 3/31/26

~$340m in cash flow from operations expected in 2026[1]

0.8x forward leverage ratio[2]

DEBT MANAGEMENT

Completed offering of $500m convertible senior notes due in 2031; proceeds used to repay $333m term loan

SHARE REPURCHASES

Repurchased ~4m shares at an average price of $31.45 for total of $125m; $275m remaining on share repurchase program authorized through mid-2027

BUSINESS DEVELOPMENT

Earning our way to Phase III of Indivior Action Agenda – Breakout – to **acquire next commercial stage growth drivers**

INDIVIOR

1. Excludes cash flows from investing and financing activities. 2. Defined as outstanding debt as of March 31, 2026, of $500m, divided by mid-point of FY 2026 Adjusted EBITDA Guidance of $640m. The Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K as the reconciliations of this non-GAAP guidance metric to its corresponding GAAP equivalent is not available without unreasonable effort.

INVESTOR PRESENTATION | APRIL 2026 18

Summary

DELIVERING ON STRATEGIC PRIORITIES TO ACCELERATE IN 2026 Maximize the potential of the business Create long-term value for shareholders Make a positive difference in the lives of people living with OUD INVESTOR PRESENTATION | APRIL 2026

Appendix

Q1 2026 FINANCIAL HIGHLIGHTS

OPERATING RESULTS:

$ mil	Q1 2026	Q1 2025	Δ
Total Net Revenue (NR):	**317**	**266**	**19%**
Total SUBLOCADE NR:	232	176	32%
Gross Profit:	**277**	**221**	**25%**
Gross Margin	87%	83%	+400 bps
Non-GAAP Gross Profit:	**278**	**221**	**26%**
Non-GAAP Gross Margin[1]	88%	83%	+500 bps
Operating Expenses:	**(139)**	**(156)**	**(10)%**
Non-GAAP Operating Expenses[1]:	**(116)**	**(147)**	**(21)%**
Non-GAAP Selling, General and Administrative[2]	(108)	(124)	(14)%
Non-GAAP Research and Development[2]	(9)	(22)	(61)%
Net Income	**89**	**47**	**88%**
Non-GAAP Net Income[1]	123	56	119%
Adjusted EBITDA[3]	**164**	**78**	**112%**
Adj. EBITDA Margin[3]	52%	29%	+2300 bps

KEY TAKEAWAYS:

Total Net Revenue (+19% vs. Q1'25) was primarily driven by strong SUBLOCADE net revenue growth in the U.S. (+33% YoY)

SUBLOCADE Net Revenue (+32% vs. Q1'25) primarily driven by dispense unit growth (+20% YoY) in the U.S.

U.S. SUBOXONE Film Net Revenue benefited from continued generic price stability in the U.S.

Total Non-GAAP Operating Expenses[1] (-21% vs. Q1'25) primarily reflecting simplification actions executed as part of Phase I of the Indivior Action Agenda – Generate Momentum

Adjusted EBITDA[1] (+112% vs. Q1'25) reflecting improvement in adjusted EBITDA margin (23 percentage points)

Columns and rows may not foot due to rounding. [1]See non-GAAP Financial Measures in the Appendix for reconciliation. [2]GAAP Selling, General and Administrative Expenses were $124m in Q1 2026 and $133m in Q1 2025, and GAAP Research and Development expenses were $16m in Q1 2026 and $22m in Q1 2025. The Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of this non-GAAP guidance metric to its corresponding GAAP equivalent is not available without unreasonable effort. [3]Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the reconciliation to the most comparable GAAP measure. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Total Net Revenue.

INDIVIOR
INVESTOR PRESENTATION | APRIL 2026
22

NON-GAAP GROSS PROFIT RECONCILIATION Columns may not foot due to rounding. Three Months Ended March 31, 2026 2025 GAAP gross profit $277 $221 Manufacturing transition 1 — Adjustments in cost of sales 2 — Non-GAAP Gross Profit $278 $221 INVESTOR PRESENTATION | APRIL 2026

NON-GAAP OPERATING EXPENSES RECONCILIATION Columns may not foot due to rounding. Three Months Ended March 31, 2026 2025 GAAP operating expenses $139 $156 Share-based compensation 9 6 Corporate initiative transition1 14 1 Litigation settlement expense — 1 Less: Adjustments in operating expenses 23 9 Non-GAAP operating expenses $116 $147 1Includes legal and consulting costs, impairment related to planned facility closures and expenses related to severance. INVESTOR PRESENTATION | APRIL 2026

NON-GAAP OPERATING EXPENSES RECONCILIATION Columns may not foot due to rounding. INVESTOR PRESENTATION | APRIL 2026 Twelve Months Ended December 31, 2025 2024 GAAP operating expenses $732 $919 Share-based compensation 26 24 Corporate initiative transition 78 — Manufacturing transition 2 — Discontinuation of PERSERIS marketing and promotion — 12 Acquisition-related costs — 4 Restructuring and other costs, including severance costs — 13 Debt refinancing costs — 4 U.S. listing costs — 4 Contract termination fee — 4 Litigation settlement expense 3 195 Mark-to-market on equity investments — 5 Less: Adjustments in operating expenses 109 265 Non-GAAP operating expenses $622 $655

NON-GAAP SG&A RECONCILIATION Columns may not foot due to rounding. Three Months Ended March 31, 2026 2025 GAAP selling, general and administrative expenses $124 $133 Share-based compensation 9 6 Corporate initiative transition1 7 1 Litigation settlement expenses — 1 Less: Adjustments in selling, general and administrative expenses 16 9 Non-GAAP selling, general and administrative expenses $108 $124 1Primarily includes legal, consulting and severance-related costs. INVESTOR PRESENTATION | APRIL 2026

NON-GAAP RESEARCH & DEVELOPMENT RECONCILIATION Columns may not foot due to rounding. Three Months Ended March 31, 2026 2025 GAAP research and development expenses $16 $22 Corporate initiative transition 7 — Less: Adjustments in research and development expenses 7 — Non-GAAP research and development expenses $9 $22 INVESTOR PRESENTATION | APRIL 2026

NON-GAAP NET INCOME RECONCILIATIONS Columns may not foot due to rounding. Three Months Ended March 31, 2026 2025 GAAP net income $89 $47 Adjustments in cost of sales 2 — Adjustments in operating expenses 23 9 Loss on debt extinguishment 18 — Adjustments in tax expenses (9) — Non-GAAP net income $123 $56 Shares used in computing diluted non-GAAP earnings per share 129 125 Non-GAAP diluted earnings per share $0.96 $0.45 Non-GAAP diluted earnings per share Management believes that non-GAAP diluted earnings per share, adjusted for the impact of non-recurring items and other adjustments after the appropriate tax amount, may provide meaningful information on underlying trends to shareholders in respect of earnings per ordinary share. Weighted average shares used in computing non-GAAP diluted earnings per share are included in the table above. A reconciliation of GAAP net income to non-GAAP net income is included above. INVESTOR PRESENTATION | APRIL 2026

ADJUSTED EBITDA RECONCILIATIONS Adjusted EBITDA: Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income adjusted to exclude interest expense, interest income, income tax expense or benefit, depreciation and amortization, as well as share-based compensation and other adjustments reflecting changes in our business that do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Columns may not foot due to rounding. Three Months Ended March 31, 2026 2025 Net income $89 $47 Interest (income) (3) (4) Interest expense 7 12 Income tax (benefit) expense 26 11 Depreciation and amortization 2 3 Share-based compensation expense 9 6 Corporate initiative transition 14 1 Manufacturing transition 1 — Loss on debt extinguishment 18 — Litigation settlement expense — 1 Adjusted EBITDA $164 $78 INVESTOR PRESENTATION | APRIL 2026

FY 2022–2024 ADJUSTED EBITDA RECONCILIATIONS Columns may not foot due to rounding. INVESTOR PRESENTATION | APRIL 2026 Twelve Months Ended December 31, 2025 2024 2023 2022 Net income $210 $7 (126) (42) Interest (income) (22) (23) (43) (19) Interest expense 45 41 35 27 Income tax (benefit) expense 29 13 (19) (43) Depreciation and amortization 10 16 11 9 Share-based compensation expense 26 24 21 16 Non-GAAP adjustments in Operations — — 265 297 Corporate initiative transition 87 — — — Manufacturing transition 7 — — — Discontinuation of OPVEE sales and marketing 33 — — — Discontinuation of PERSERIS marketing and promotion — 52 — — Acquisition-related costs — 4 — — U.S. listing costs — 4 — — Contract termination fee — 4 — — Restructuring - severance and other — 12 — — Debt refinancing costs — 4 — — Legal costs/provision 3 195 — — Opiant Transaction — — 162 — Impairment of equity investment — 5 — — Adjusted EBITDA $ 428 $ 358 $ 306 $ 245 Net Revenue 1,239 1,188 1,093 901 Adjusted EBITDA Margin 35% 30% 28% 27%

SUBLOCADE® (buprenorphine extended-release) injection, for subcutaneous use (CIII) INDICATION SUBLOCADE is indicated for the treatment of moderate to severe opioid use disorder in patients who have initiated treatment with a single dose of a transmucosal buprenorphine product or who are already being treated with buprenorphine. SUBLOCADE should be used as part of a complete treatment plan that includes counseling and psychosocial support. HIGHLIGHTED SAFETY INFORMATION WARNING: RISK OF SERIOUS HARM OR DEATH WITH INTRAVENOUS ADMINISTRATION; SUBLOCADE RISK EVALUATION AND MITIGATION STRATEGY See full prescribing information for complete boxed warning. Serious harm or death could result if administered intravenously. SUBLOCADE is only available through a restricted program called the SUBLOCADE REMS Program. Healthcare settings and pharmacies that order and dispense SUBLOCADE must be certified in this program and comply with the REMS requirements.    CONTRAINDICATIONS Hypersensitivity to buprenorphine or any other ingredients in SUBLOCADE. WARNINGS AND PRECAUTIONS Addiction, Abuse, and Misuse: SUBLOCADE contains buprenorphine, a Schedule III controlled substance that can be abused in a manner similar to other opioids. Monitor patients for conditions indicative of diversion or progression of opioid dependence and addictive behaviors.   Respiratory Depression: Life threatening respiratory depression and death have occurred in association with buprenorphine. Warn patients of the potential danger of self-administration of benzodiazepines or other CNS depressants while under treatment with SUBLOCADE. Risk of Serious Injection Site Reactions: Likelihood of may increase with inadvertent intramuscular or intradermal administration. Evaluate and treat as appropriate. The most common injection site reactions are pain, erythema and pruritus with some involving abscess, ulceration and necrosis.   Neonatal Opioid Withdrawal Syndrome: Neonatal opioid withdrawal syndrome (NOWS) is an expected and treatable outcome of prolonged use of opioids during pregnancy.   Adrenal Insufficiency: If diagnosed, treat with physiologic replacement of corticosteroids, and wean patient off the opioid.   Risk of Opioid Withdrawal With Abrupt Discontinuation: If treatment with SUBLOCADE is discontinued, monitor patients for several months for withdrawal and treat appropriately.   Risk of Hepatitis, Hepatic Events: Monitor liver function tests prior to and during treatment.   Risk of Withdrawal in Patients Dependent on Full Agonist Opioids: Verify that patients have tolerated transmucosal buprenorphine before injecting SUBLOCADE.   Treatment of Emergent Acute Pain: Treat pain with a non-opioid analgesic whenever possible. If opioid therapy is required, monitor patients closely because higher doses may be required for analgesic effect.   ADVERSE REACTIONS Adverse reactions commonly associated with SUBLOCADE (in ≥5% of subjects) were constipation, headache, nausea, injection site pruritus, vomiting, increased hepatic enzymes, fatigue, and injection site pain.   For more information about SUBLOCADE, the full Prescribing Information including BOXED WARNING, and Medication Guide, visit www.sublocade.com. INVESTOR PRESENTATION | APRIL 2026